Exhibit 99.1


                                  Certification

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Proterion Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) the Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:   March 27, 2003              /s/ Robert M. Castello
                                     -----------------------------------
                                     Robert M. Castello
                                     Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to Proterion Corporation and will be retained by Proterion Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                                  Certification

                Pursuant to Section 906 of the Sarbanes-Oxley Act
         of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Proterion Corporation, a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) the Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated:   March 27, 2003              /s/ Joseph Musanti
                                     -----------------------------------
                                     Joseph Musanti
                                     Chief Financial Officer

         A signed original of this written statement required by Section 906 has been provided to Proterion Corporation and will be retained by Proterion Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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